[LOGO]
--------------------------------------------------------------------------------

                               NEEDHAM GROWTH FUND

--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND (the "Fund") is a portfolio of THE NEEDHAM FUNDS, INC., an open-end management investment company. The Fund seeks to provide long-term capital appreciation through investment primarily in equity securities of growth companies. The Fund is offered on a continuous, no-load basis. For a discussion of the Fund's investment objective and policies, including the risks associated with an investment in the Fund, see "Investment Objective and Policies" on page 4 and "Risks" on page 8.

The Fund's adviser is NEEDHAM INVESTMENT MANAGEMENT L.L.C. (the "Adviser"), 445 Park Avenue, New York, New York 10022, a registered investment adviser under the Investment Advisers Act of 1940. The Adviser is an affiliate of NEEDHAM & COMPANY, INC., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., which will act as the Fund's distributor (the "Distributor").

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Fund that you should know before investing. It should be read and retained for future reference.

A Statement of Additional Information, dated December 26, 1995, about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy is available without charge by calling the Fund's administrator, PFPC Inc. (the "Administrator"), at 1-800-331-3186.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is December 26, 1995.

                                Table of Contents

Caption                                                                    Page
Fund Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

Shareholder and Fund Expenses and Costs . . . . . . . . . . . . . . . .      3

Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . .      4

Investment Objective and Policies . . . . . . . . . . . . . . . . . . .      4

Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .      8

Purchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . .      9

Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . .     11

Shareholder Services  . . . . . . . . . . . . . . . . . . . . . . . . .     12

Automatic Reinvestment of Dividends and Capital Gains Distributions . .     12

Dividends, Distributions and Taxes  . . . . . . . . . . . . . . . . . .     12

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . .     13

Performance Information . . . . . . . . . . . . . . . . . . . . . . . .     14

Administrator, Shareholder Servicing Agent and Transfer Agent . . . . .     14

Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

Legal Counsel and Independent Auditors  . . . . . . . . . . . . . . . .     15

Organization of the Fund  . . . . . . . . . . . . . . . . . . . . . . .     15

Distribution and Services Agreement . . . . . . . . . . . . . . . . . .     16

FUND HIGHLIGHTS

                          The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus.

The Fund:                         Needham Growth Fund (the "Fund") is a
                                  portfolio of The Needham Funds, Inc., an open-end management investment company organized as a Maryland corporation on October
                                  12, 1995, commonly referred to as a mutual fund. The Fund is offered on a continuous, no-load basis.

Investment Objective:             The Fund is designed to seek long-term capital
                                  appreciation.

Management:                       Needham Investment Management L.L.C., a
                                  registered investment adviser, is an affiliate of Needham & Company, Inc., a registered broker-dealer engaged in a variety of investment banking and institutional brokerage activities.

Risks: Investment in any mutual fund has inherent risks. In seeking to achieve its investment objective, the Fund may use certain futures and option strategies, principally for hedging purposes. These various hedging and income enhancement strategies may be considered speculative and may result in higher risks and costs to the Fund. The Adviser seeks to identify opportunities in various securities, market and economic sectors. The Adviser may then devote relatively more assets in exploiting those opportunities than many other mutual funds. See "Investment Objective and Policies" and "Risks."

Offering of Shares:               Shares of the Fund are offered at net asset
                                  value. Purchases may be made through any authorized dealer, financial institution or directly from the Fund c/o PFPC Inc., by mail or by wire. See "Purchase of Shares" and "Redemption of Shares" for more information as to how shares may be purchased and redeemed.

Minimum Investment:               The minimum initial investment is $5,000; the
                                  minimum initial investment for IRAs is $2,000.
                                  There is a $100 minimum for subsequent
                                  investments, except as indicated herein.  See
                                  "Purchase of Shares."

Investor Profile:                 This Fund is best suited to an investor who is
                                  seeking higher returns and willing to accept a higher degree of risk than he or she would find in most mutual funds. Production of current income is not the Fund's focus.

SHAREHOLDER AND FUND EXPENSES AND COSTS

                              SHAREHOLDER TRANSACTION
                                     EXPENSES

        Maximum Sales Load Imposed on Purchases        None
        Maximum Sales Load Imposed on Reinvested
          Dividends and Capital Gains                  None
        Deferred Sales Load                            None
        Redemption Fees
              During first six months
              after purchase*                          0.50%
              Thereafter                               None
        Exchange Fee                                   None

        ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)

        Management Fees                                1.25%
        12b-1 Fees                                     0.25
        Other Expenses (after expense
          reimbursement)                               1.00
                                                       ----
        TOTAL FUND OPERATING EXPENSES                  2.50%
                                                       =====

 * Redemption fee applies to shares redeemed or exchanged within six months of purchase.


EXAMPLE:

                                                       1 year       3 years

You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period:            $25           $78

The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ending December 31, 1996 to not more than 2.50% of average daily net assets. The Adviser estimates that, absent the limitation, other expenses of the Fund would be approximately 1.04% and the total annual expenses of the Fund would be 2.54% (assuming an average first year Fund size of $25 million). A fee of $7.50 is charged for each wire redemption. For a further discussion of fees, see "Management of the Fund," "Administrator" and "Distribution and Services Agreement" herein. The figures reflected in the foregoing Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

MANAGEMENT OF THE FUND

Needham Investment Management L.L.C. (the "Adviser") serves as the Adviser for the Fund and directs investments of the Fund pursuant to an Investment Advisory Agreement dated as of January 1, 1996 (the "Advisory Agreement"). The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net asset value of the Fund. This fee is higher than that paid by most mutual funds. The Adviser or persons employed by or associated with the Adviser are, subject to the authority of the Fund's Board of Directors, responsible for the overall management of the Fund's affairs.

The Adviser is an affiliate of Needham & Company, Inc., a registered broker-dealer engaged in a variety of investment banking and institutional brokerage activities. Needham & Company, Inc. was founded by its Chairman and Chief Executive Officer, George A. Needham in 1985. The Adviser's President, Raj Rajaratnam is also President and Chief Operating Officer of Needham & Company, Inc. The principal business address of the Adviser is 445 Park Avenue, New York, New York 10022.

Although the Adviser was recently formed and thus has no prior operating history, Howard S. Schachter, the Fund's portfolio manager, has had a 25 year career in the securities industry where he has specialized in growth stocks. Over that time, Mr. Schachter has served in a variety of positions including Senior Securities Analyst, Portfolio Manager, Director of Technology Research and Managing Director of Institutional Sales. Mr. Schachter is an Executive Vice President of the Adviser and will be primarily responsible for the day-to-day management of the Fund's portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the investment objective will be met. The Fund is not intended to constitute a balanced investment program.

Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq System. The balance of the Fund's assets may be held in cash or invested in other securities, including preferred stock, common stock equivalents (mainly securities exchangeable for common stock), options, futures and various corporate debt instruments.

The Fund may invest in the following portfolio securities, may engage in the following practices and will be subject to the following risks and limitations. The Fund may engage in such investment strategies for hedging purposes or to seek to increase its investment return. Each of the percentage limitations with respect to investments in securities described below applies immediately after a purchase and any subsequent change in the applicable percentage resulting from market fluctuations does not require unwinding any part of the transaction. Except as may be specifically stated, the Fund's investment objective and investment policies described herein do not constitute fundamental policies and may be changed or modified by the Fund's Board of Directors without shareholder approval. Shareholders will receive written notice of any changes in the Fund's investment objective.

EQUITY SECURITIES

The Fund emphasizes investments in common stocks which may include equity securities of smaller companies. The Fund also may buy securities such as convertible debt, preferred stock, warrants, or other securities exchangeable for shares of common stock and other equity securities, including publicly traded partnership interests. In selecting equity invest-ments for the Fund, the Adviser seeks to identify companies which it believes will achieve superior growth rates, based on its market research and company analysis. The Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw materials costs and sources, competitive operating margins, return on investment, management and other factors.

Investments in smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Such securities may also trade less frequently and at a lower volume than more widely held securities, and may fluctuate in value more sharply than those of other securities. There may be less available information about these issuers or less market interest than is normally the case with respect to larger companies.

DEBT SECURITIES

The Fund may buy debt securities of all types issued by both domestic and foreign issuers, including government securities, corporate bonds and debentures, commercial paper, and certificates of deposit. It is the Fund's intention to invest no more than 35% of total assets in debt securities.

No more than 10% of the Fund's total assets (such 10% also being included in the 35% limitation stated above) may be invested in non-investment grade debt securities (commonly called "junk bonds" or "high yield bonds"). These securities are considered to be highly speculative, may have poor prospects of attaining investment standing and may be in default. Like those of other fixed-income securities, the value of lower-rated securities fluctuate in response to changes in interest rates. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. See Statement of Additional Information.

FOREIGN SECURITIES

The Fund will invest primarily in securities of companies domiciled in the United States, but the Fund may also invest up to 25% of its total assets, measured at the time of investment, in securities of foreign issuers. Such investments will be made either directly in such issuers or indirectly through American Depository Receipts (ADRs) or closed-end investment companies. It is possible that some material information about unsponsored ADRs will be unavailable.

Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers if and to the extent the Fund invests in non-dollar denominated securities.

The Fund may seek to hedge its position in foreign securities and/or protect against foreign currency fluctuations by investing in put or call options on securities and foreign currencies and enter into forward foreign currency exchange contracts. See "-- Options, Futures and Forward Contracts."

ILLIQUID INVESTMENTS

The Fund may not hold more than 15% of its net assets in securities for which market quotations are not readily available, in repurchase agree-ments which have a maturity longer than seven days and in securities subject to restrictions on resale for which no adequate trading market exists. See Statement of Additional Information.

REPURCHASE AGREEMENTS

A repurchase agreement arises when a buyer, such as the Fund, purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally within seven days. Such agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. With respect to repurchase agreements, no more than 15% of the Fund's net assets may be invested in illiquid investments, which include repurchase agreements with maturities exceeding seven days. There is no percentage restriction on the Fund's ability to enter into repurchase agreements with maturities of seven days or less.

If the other party to a repurchase agreement becomes bankrupt, the Fund may experience delays and costs in recovering its cash. To the extent that the value of the security purchased has decreased in the meantime, the Fund could experience a loss. The Fund's repurchase agreements are fully collateralized. The Fund's Board of Directors has established procedures which enable the Adviser to monitor the creditworthiness of the dealers with which the Fund enters into a repurchase agreement transaction. The Fund may also invest in reverse repurchase agreements. See Statement of Additional Information.

BORROWING AND LEVERAGE

As a fundamental policy, the Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with such borrowings. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

LENDING

The Fund may lend securities to broker-dealers and other institutions as a means of earning additional income. If the borrower becomes bankrupt, the Fund could experience delays and costs in recovering its securities. To the extent that the value of securities loaned increased under such circumstances, the Fund could experience a loss. Security loans must be fully collateralized, and the Adviser must find the creditworthiness of the other party to the transaction satisfactory. As a fundamental policy, loans (which include repurchase agreements), in the aggregate, may not exceed 20% of the Fund's total assets.

SHORT SALES

The Fund may sell securities short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund replaces the borrowed security. All short sales must be fully collateralized and the Fund will not sell short securities whose underlying value exceeds 25% of its net assets. The Fund will also limit short sales in any one issuer's securities to 2% of the Fund's net assets and will not sell short more than 2% of any one class of the issuer's securities.

OPTIONS, FUTURES AND FORWARD CONTRACTS

The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, currency exchange rates and precious metals prices. The Fund may enter into forward contracts as a hedge against future fluctuations in foreign exchange rates. The Fund may buy and sell stock index futures con-tracts or related options in anticipation of general market or market sector movements. The Fund may also invest in indexed securities or related options whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency related to their investments, including options and futures traded on foreign exchanges and options not traded on exchanges.

Except as described below, the Fund will not engage in options, futures or forward transactions, other than for hedging purposes, if as a result more than 5% of its total assets would be so invested. The Fund may engage in such transactions to an unlimited extent for hedging purposes.

Options, futures and forward contracts can be volatile investments and involve certain risks. The ability of the Fund to use these strategies successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. If the Fund makes a transaction at an inappropriate time or judges market conditions incorrectly, options and futures strategies may significantly lower the Fund's return. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See Statement of Additional Information.

OTHER PERMITTED INVESTMENTS

The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") and applicable rules thereunder. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses thus would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

The Fund may also purchase or sell portfolio securities on a when-issued or delayed delivery basis in compliance with applicable 1940 Act guidelines. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction.

DEFENSIVE INVESTMENTS

The Fund may invest temporarily up to 100% of its assets in cash or cash equivalents, investment grade debt securities or repurchase agreements for defensive purposes. Consistent with the Fund's investment objective and policies, its Adviser may make changes in the portfolio consistent with the Fund's policies whenever it believes doing so is in the best interest of the Fund.

NON-DIVERSIFICATION AND INVESTMENT IN MARKET SECTORS

The Fund is "non-diversified" for purposes of the 1940 Act and so has the flexibility to invest its assets in the securities of fewer issuers than if it was "diversified." To the extent the Fund invests a significant portion of its assets in a few issuers' securities, the performance of the Fund could be significantly affected by the performance of those issuers. The Fund must, however, meet certain diversification requirements under Federal tax law. See Statement of Additional Information -- "Investment Restrictions."

As a fundamental policy, the Fund will not invest more than 25% of its net assets in issuers conducting their principal business in the same industry. However, the Fund at times may invest more than 25% of its total assets in securities of issuers in one or more market sectors. A market sector may be made up of companies in a number of related industries. Business and economic developments affecting that sector likely would have greater effect on the Fund than those same developments would have on a fund invested in a wider spectrum of market or industrial sectors.

RISKS

For additional risks associated with an investment in the Fund, this section should be read in conjunction with "Investment Objective and Policies" herein and the Statement of Additional Information. The Fund invests primarily in equity and debt securities, which fluctuate in value. Therefore, shares of the Fund will also fluctuate in value. The net asset value of the Fund's shares, to the extent the Fund invests in debt securities, is affected by changes in the general level of interest rates.

Certain investment techniques described in this Prospectus, such as short sales, options and futures strategies, and leverage, may entail risks and may result in significant capital loss. The Fund may engage in various strategies as described above, to varying degrees, both to seek to increase its return and to hedge its portfolio against movements in the securities markets and exchange rates. Use of such strategies involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. Options and futures contracts, and certain of the other investments described above, may be considered "derivative" investments, and entail certain risks described above and in the Statement of Additional Information.

In addition, the Fund may invest in the securities of non-U.S. issuers, which have risks that are different from the risks associated with investments in the securities of U.S. issuers. See "Investment Objective and Policies -- Foreign Securities" and Statement of Additional Information.

It is anticipated that under normal conditions the annual rate of portfolio turnover of the Fund may exceed 200%. This rate of turnover will likely result in higher brokerage commissions and higher levels of realized gains than if the turnover rate was lower and may subject investors to higher levels of taxable gains.

Because of the nature of its investments, the Fund is designed for long-term investors who can bear the risk of market fluctuations. An investment in the Fund should not be considered a complete investment program. See "Investment Objective and Policies" and Statement of Additional Information.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which are fundamental and may not be changed without a shareholder vote. Except as specifically noted, the Fund's investment objective and policies described in the preceding pages are not fundamental policies and may be changed or modified by the Fund's Board of Directors without shareholder approval. The Fund will not, however, change its investment objective without first providing written notice to shareholders at least 30 days in advance. A complete list of the Fund's fundamental investment restrictions and certain other policies not described in the Prospectus may be found in the Statement of Additional Information.

PURCHASE OF SHARES

BY MAIL                INITIAL PURCHASE                        SUBSEQUENT INVESTMENT
                       Complete and sign the                   Make your check payable to
                       Application. Make your check            Needham Growth Fund and
                       payable to Needham Growth Fund          mail it to the address at the
                       and send to:                            left.  Put your account name,
                                                               address and Needham
                                                               account number on your
                                                               check.  Subsequent
                       Needham Growth Fund                     investment forms will be
                       c/o PFPC Inc.                           included with each
                       P.O. Box 8916                           shareholder statement for
                       Wilmington, DE  19899-8916              your convenience.
                                                               Alternatively, include a note
                                                               giving your Needham account
                                                               number, your name and your
                                                               address.

BY OVERNIGHT COURIER   Needham Growth Fund                     Follow above directions and
                       c/o PFPC Inc.                           forward to address at left.
                       400 Bellevue Parkway
                       Wilmington, DE  19809

BY TELEPHONE           Telephone transactions may not be       Presently, all subsequent
                       used for initial purchases.  If you     investments to be made by
                       want to make subsequent telephone       telephone must be paid by wire
                       transactions, select this feature on    transfer.
                       your Application or call
                       1-800-331-3186 to request an
                       authorization form to set up your
                       account for this feature.
                       Purchases currently must be made
                       by wire.


By Wire                First, call the Administrator at        Please carefully follow
                       1-800-331-3186 to notify them           instructions at left and
                       that you intend to purchase             include the following
                       shares by wire and to verify wire       information:
                       instructions.                           Shareholder Account # ________
                       Then, wire funds care of                Shareholder Name/Registration
                       PNC Bank, N.A.,                         Taxpayer Identification Number.
                       ABA#: 031-000-053
                       Credit: Needham Growth Purchase
                       Account
                       Bank Account#:  86-1108-2195
                       Further credit: Needham Growth
                       Fund
AUTOMATIC              See description of Automatic            This feature must be set up by
INVESTMENT             Investment Program below.               you in advance.
PROGRAM

                             NEW ACCOUNT APPLICATION

                  (PLEASE NOTE THAT THIS APPLICATION SHOULD NOT
                   BE USED FOR IRA AND OTHER RETIREMENT PLANS.
          PLEASE CALL (800) 331-3186 FOR THE APPROPRIATE APPLICATION.)


1.  PLEASE PRINT

/ / Individual or Joint Account

    ----------------------------------------------------------------------------
    First Name        Middle Initial      Last Name       Social Security Number


/ / Joint Tenant* if any:

    ----------------------------------------------------------------------------
    First Name        Middle Initial       Last Name      Social Security Number


/ / Gifts to Minors:
                             as custodian for:
    ----------------------------------------------------------------------------
    Name of Custodian                                   Name of Minor (Only one)

    under the                  Uniform Gifts to Minors Act
    ----------------------------------------------------------------------------
            State of Residence                    Minor's Social Security Number


/ / Corporations, Partnerships, Trusts, and Other Organizations:


    ----------------------------------------------------------------------------
    Name of Corporation, Partnership, Trust, or Other Organization


    ------------------     ---------------------       -----------------------
    Tax I.D. Number        Name(s) of Trustee(s)       Date of Trust Instrument


    MAILING ADDRESS AND TELEPHONE


    ---------------------------------------------------------------------------
    Street                                              City

    ---------------------------------------------------------------------------
    State                    Zip                      Telephone Number

    ---------------------------------------------------------------------------
    Country of Citizenship                  Country of Residence


    *For joint registration, both must sign the application. The registration will be as joint tenants with the right of survivorship and not as tenants in common, unless otherwise stated.

2. Enclosed is my check for $___________ (minimum of $5,000) made payable to "Needham Growth Fund."

3. Under penalty of perjury, I certify with my signature below that the number shown in this section of the Application is my correct taxpayer identification number and that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

    If you are subject to backup withholding, check this box. / /


4.  A.  DIVIDEND ELECTION
    Unless you elect otherwise, all dividends and capital gains distributions will be automatically reinvested in additional shares. If you prefer to be paid in cash, check the appropriate box below. Pay all:
    / / dividends and capital gains in cash
    / / dividends in cash and reinvest capital gains

    B. WIRE REDEMPTIONS                  PLEASE CROSS OUT THIS SECTION IF
                                         THIS PRIVILEGE IS NOT WANTED.

    The Fund or its agents are authorized to honor properly authorized telephone or other instructions from any person for the redemption of shares. Proceeds are to be wire transferred to the bank account referenced below ($5,000 minimum per redemption). Shareholders holding share certificates are not eligible for wire redemption. An administrative fee of $7.50 is charged for this service.

    Name of Depositor ________________________________________________________
    (as shown on bank records)

    Name of Bank __________________________________________ Account No._________
    (a savings and loan or credit union may not be able to receive wire redemptions)

    Street __________________ City ______________ State _____________ Zip ______


    C.  TELEPHONE REDEMPTION

    IF YOU WISH TO SET UP THIS PRIVILEGE, PLEASE CHECK THIS BOX. / / Your account will provide for telephone redemption privileges in accordance with the terms discussed in the Prospectus under "Redemptions -- Telephone Redemptions." Then, when you wish to redeem shares, all you need to do is call (800) 331-3186. Shareholders holding share certificates may not redeem shares by telephone. The same registration and address will be used as is listed on this form under "Registration." As described in the Prospectus, it is understood that neither PFPC nor the Fund will be liable for any loss, liability, cost or expense for acting upon telephone exchange requests reasonably believed to be genuine.

    D.  AUTOMATIC INVESTING

    This program provides for investments to be made automatically by authorizing PFPC to withdraw funds from your bank account. After the initial minimum investment of $5,000 is made, subsequent investments may be made in amounts of at least $100. The program requires additional information so that PFPC may contact your bank to make sure the arrangement is properly established. If you wish to set up this feature, please call PFPC at (800) 331-3186 or check this box and we will mail you the necessary forms. / /


5.  Sign below exactly as printed in Section 1 above.
    The undersigned certifies that he or she has full authority and legal capacity to purchase the shares of the Fund and that he or she has received and agreed to the terms of the Prospectus. I (we) hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set below his name and has the authority to make this authorization.


    ---------------------------------------------------       -----------------
    Signature  as / / Owner  / / Trustee  / / Custodian              Date


    ------------------------------------       ----------------
    Signature of Joint Tenant (if any)               Date


6.  TO BE COMPLETED BY DEALER OR DISTRIBUTOR

    ------------------------------------   -------------------------------------
    Firm name                              Representative's name (print)

    ------------------------------------   -------------------------------------
    Branch Street Address                  City       State       Zip

    ------------------------------------   -------------------------------------
    Branch Number                          Representative Number

    ------------------------------------   -------------------------------------
    Representative's Signature             Date


            SEE PAGE 9 OF THE PROSPECTUS FOR MAILING INSTRUCTIONS.
      FOR ASSISTANCE IN COMPLETING THIS APPLICATION CALL (800) 331-3186.

Shares of the Fund may be purchased at net asset value without any sales or other charge by sending a completed application form to Needham Growth Fund, c/o PFPC Inc. at P.O. Box 8916, Wilmington, DE 19899-8916. Applications sent by overnight courier and all other correspondence should be sent to Needham Growth Fund, c/o PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809. Telephone transactions may not be used for initial purchases. If you want to make subsequent telephone transactions, select this feature on your Application or call 1-800 331-3186 to request an authorization form to set up your account for this feature. See "Redemption of Shares -- Telephone Redemptions" for a discussion of liability for telephone errors.

Shares of the Fund may also be purchased through authorized broker-dealers or other institutions who may charge for their services. Such sales agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions in a timely manner and in accordance with their customer agreements and this Prospectus.

The minimum initial investment for individuals, corporations, partnerships or trusts is $5,000; the minimum initial investment for IRAs is $2,000. There is a $100 minimum for subsequent investments. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

After an account is opened, additional shares may be purchased by sending a check payable to Needham Growth Fund and following the instructions given above. All shares will be purchased at the net asset value per share next determined after receipt of the shareholder's application in proper order and acceptance of such application by the Fund. Subsequent investments may also be made by telephone (electronic funds transfer) from a bank checking or money market account. The transfer must specify account name, address and Needham account number. This feature must be set up in advance according to the above instructions.

The Fund will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds. Shareholders should contact the Administrator at 1-800 331-3186 to obtain the latest wire instructions for wiring funds to PFPC Inc. for the purchase of Fund shares and to notify PFPC Inc. that a wire transfer is coming.

AUTOMATIC INVESTMENT PROGRAM

An eligible shareholder may also participate in the Fund's Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on the fifth or twentieth day of each month into their established Fund account. Contact the Administrator for more information about the Fund's Automatic Investment Program.

CERTIFICATES

In the interest of economy and convenience, physical stock certificates representing the Fund's shares will not be issued unless requested in writing directly to the Fund's Administrator or to an account representative of an eligible broker-dealer or bank. Wire and telephone redemptions of shares held in certificate form are not permitted and the shares represented thereby will not be reported on brokerage or bank statements sent to clients. See "Redemption of Shares" below.

REDEMPTION OF SHARES

Shareholders may redeem their shares at any time. Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption by regular mail to: Needham Growth Fund, c/o PFPC Inc. at P.O. Box 8916, Wilmington, DE 19899-8916. Redemption requests sent by overnight courier should be sent to PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19899.

Upon the receipt of a redemption request, the shareholder will receive a check based on the net asset value next determined after the redemption request has been received, which may be more or less than the amount originally invested. If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears. It will normally take up to three days to clear local checks and up to seven days to clear other checks, but may take longer under some circumstances. Shares redeemed or exchanged within six months of purchase will be charged a redemption fee of 0.50%.

A written redemption request will be considered to have been received in "proper order" if the following conditions are satisfied:

                          - the request is in writing, indicates the number of shares to be redeemed and identifies the shareholder's account number;

                          - the request is signed by the shareholder(s) exactly as the shares are registered;

                          - the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

                          - if the redemption proceeds are requested to be sent other than to the address of record or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request is/are guaranteed by an eligible signature guarantor.

No written redemption request will become effective until all documents have been received in "proper order" by PFPC Inc.

TELEPHONE REDEMPTIONS

The Fund permits individual shareholders (once within a thirty day period) or a representative of record for an account to redeem shares by telephone in amounts up to $10,000 by calling PFPC Inc. at 1-800-331-3186. In order to use this service, the shareholder must have elected to do so in his or her Application or complete an authorization form supplied by the Fund. Telephone redemptions must be in amounts of $1,000 or more. Instructions must include the shareholder's account number. Checks issued must be made payable to the owner of record and may only be mailed to the address of record. The request cannot be honored if an address change has been made for the account within 60 days of the telephone redemption request.

If there are multiple account owners, PFPC Inc. may rely on the instructions of only one owner. This account option is not available for retirement account shares, or newly purchased (within the prior 15 days) shares. The Administrator may record all calls.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon telephone instructions. The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. Assuming the Fund's security procedures are followed, neither the Fund nor PFPC Inc. will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine and any loss therefrom will be borne by the investor. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Shares may always be redeemed by mail if a shareholder is unable to contact PFPC Inc. by telephone.

ADDITIONAL INFORMATION ON REDEMPTIONS

A shareholder who holds Fund shares in non-certificate form may elect to have redemption proceeds of $5,000 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. The administrative fee for this service is $7.50.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests failing to indicate an election not to have Federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

If a shareholder's transactions at any time reduce the shareholder's account in the Fund to below $500 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within a reasonable time, redeem all shares in the account and close it by making payment to the shareholder.

SHAREHOLDER SERVICES

The Fund offers certain tax-sheltered retirement plans through which shares may be purchased, including IRAs (and "rollovers" from existing retirement plans) for individuals and their spouses and SEP-IRAs. Shares of the Fund may also be purchased by Qualified Retirement Plans such as profit-sharing and money purchase plans, 401(k) Plans and other Defined Contribution Plans, and by Defined Benefit Plans.

These types of accounts may be established only upon receipt of a written application form. See Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND
CAPITAL GAINS DISTRIBUTIONS

Unless a shareholder elects to do otherwise, all dividends and capital gains distributions from the Fund will be automatically reinvested in additional full and fractional Fund shares. Shareholders who do not wish to have dividends and distributions automatically reinvested in Fund shares, may choose between two options:

(1) automatic reinvestment of capital gains distributions in Fund shares and payment of dividends in cash; or

(2)      payment of all dividends and distributions in cash.

Shareholders may change this election at any time by notifying the Administrator or their account representative if the account is maintained at an eligible broker-dealer or bank. Dividends and distributions will be reinvested at the Fund's per share net asset value on the reinvestment date established for the dividend or distribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to elect treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, income from certain foreign currency transactions and any excess of net short-term capital gains over net long-term capital loss) and net capital gain that is annually distributed to its shareholders. The Fund will continue to elect treatment as a regulated investment company so long as it remains in the best interests of its shareholders to do so.

The Fund intends to make annual distributions to its shareholders of record of substantially all of its realized net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses), any realized net gains from foreign currency transactions, net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. The Fund may make additional distributions, if necessary, to avoid a 4% Federal excise tax on certain undistributed ordinary income and capital gain net income. Certain distributions made to shareholders of record as of a date in October, November or December of a given year which are paid by the Fund in January of the immediately subsequent year will be taxable to shareholders as if received on December 31 of such given year.

Dividends from the investment company's taxable income (whether paid in cash or reinvested in additional Fund shares) are taxable to shareholders as ordinary income. Distributions to shareholders properly designated as capital gain dividends (whether paid in cash or reinvested in additional Fund shares) are taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares. The maximum regular income tax rate for non-corporate taxpayers is currently 39.6%, however, net capital gains of such taxpayers currently are subject to a maximum income tax rate of 28%. The maximum regular income tax rate for a corporate taxpayer currently is 35% for ordinary income, net short-term capital gains and net capital gains.

The Fund is required to withhold as "backup withholding" 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number and certain required certifications or who are otherwise subject to backup withholding. Upon a redemption of Fund shares, a shareholder will ordinarily recognize a taxable gain or loss, subject to certain Federal tax rules. The Fund anticipates that it will be subject to foreign withholding taxes for which it may, in certain years, be able to pass through as a credit or deduction to its shareholders.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and shareholders. See the Statement of Additional Information for a further discussion including a discussion of tax considerations for foreign shareholders. In addition to those considerations, there may be other Federal, state, local, or foreign tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of the investment on their own tax situations.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received before the close of trading on the Exchange on that day.

Portfolio securities and options positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors. The assets of the Fund may also be valued on the basis of valuations provided by a pricing service approved by the Board of Directors.

PERFORMANCE INFORMATION

From time to time, in advertisements to prospective investors or reports to shareholders, the Fund may compare its performance, in terms of its total return to that of other mutual funds with similar investment objectives, and/or to various published indices which are widely used as benchmarks. The Fund may also compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors and ranks the performance of mutual funds, and to rankings prepared by other national financial publications. The Fund's average annual total return is computed by finding the average annual compounded rates of return for the most recently completed fiscal year and the period since the commencement of operations through the most recently completed quarter. It is based on a hypothetical $1,000 initial payment less any applicable sales charge, while assuming reinvestment of all dividends and distributions, and with recognition of all recurring charges. The Fund may also use a total return computed in the same manner but for differing periods, without annualizing the total return. For purposes of the yield calculation, yield to maturity of each debt obligation in the Fund's portfolio is determined based on a modified market value method of amortization. In computing net investment income all recurring charges are recognized. In calculating performance results, initial sales charges, if any, are taken into account, but other non-recurring charges are not. Total return or yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, since the performance of the Fund changes in response to fluctuations in market conditions, interest rates, currency fluctuations and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period.

ADMINISTRATOR, SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

The Fund employs PFPC Inc. as Administrator under an administration contract dated January 2, 1996 (the "Administration Contract") to provide administrative services to the Fund. The services provided by the Administrator under the Administration Contract are subject to the supervision of the officers and Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records and preparation of reports. For these services, the Fund pays a monthly fee at the annual rate of 0.10% on the first $200 million of average daily net assets of the Fund subject to a minimum annual fee of $100,000.

PFPC Inc. also provides various shareholder services made available to each shareholder, including performance of transfer agency and registrar functions and dividend paying agent. PFPC Inc., as Administrator, acts as the Fund's shareholder servicing agent. The principal address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIAN

PNC Bank, National Association acts as custodian for the Fund. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to such rules, the Fund's non-U.S. securities and cash are held by its sub-custodians who have been approved by the Board of Directors of the Fund in accordance with the rules of the Commission. Selection of the sub-custodians has been made by the Directors following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform capable custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located, and risks of potential nationalization or expropriation of Fund assets. In addition, the 1940 Act requires that non-U.S. sub-custodians, among other requirements, have shareholder equity in excess of $200 million, have no lien on the assets of the Fund and maintain adequate accessible records. The fees of sub-custodians holding assets outside the U.S. are generally higher than those charged for assets held in the U.S.

LEGAL COUNSEL AND INDEPENDENT AUDITORS

Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, acts as counsel to the Fund. Ernst & Young LLP acts as independent auditors to the Fund.

ORGANIZATION OF THE FUND

The Needham Funds, Inc. ("Needham Funds") was incorporated in Maryland on October 12, 1995 and is registered with the Commission under the 1940 Act as an open-end management investment company. Needham Funds may from time to time issue shares of one or more of its portfolios. Only shares of one such portfolio, the Fund, are being offered by this Prospectus. The business and affairs of Needham Funds are managed under the direction of its Board of Directors. Needham Funds is an affiliate of Needham & Company, Inc.

Needham Funds has an authorized capitalization of 1 billion shares of $0.001 par value common stock. Each share of Needham Funds entitles the shareholder to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except expenses related to the distribution of the shares will be borne solely by Needham Funds. Shares issued are fully-paid and non-assessable by Needham Funds. Additional portfolios may be created by the Board of Directors, without further action by the shareholders, in the future and any one or more of such portfolios may have multiple classes of shares.

Maryland law does not require annual meetings of shareholders, except under certain specified circumstances, and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. Shareholders do have the right under the Articles of Incorporation to call a vote for the removal of directors. Needham Funds will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution or account maintenance fees, or of a change in fundamental policies, objectives or restrictions.

DISTRIBUTION AND SERVICES AGREEMENT

Needham & Company, Inc., an affiliate of the Adviser, acts as a distributor (the "Distributor") for the Fund. Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act permits an investment company to directly or indirectly finance any activity associated with the distribution of its shares (the "distribution expenses") in accordance with a plan adopted by the Fund's Board of Directors ("12b-1 Plan"). Pursuant to such rule, the Directors of the Fund have approved, and the Fund has entered into, a Distribution and Services Agreement (the "Distribution Agreement") with Needham & Company, Inc. under which the Fund may pay a distribution services fee to the Distributor or others at an annual rate of up to 0.25 of 1% of the aggregate average daily net assets of the Fund.

The Distribution Agreement provides that the Distributor will use the distribution services fee received from the Fund, in part, for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities, and (iii) to compensate banks and other qualified financial institutions for providing administrative, accounting and shareholder liaison services with respect to the Fund's shareholders. Some payments under the Distribution Agreement are used to compensate broker-dealers based on assets maintained in the Fund by their customers. Distribution services fees are accrued daily and paid monthly, and are charged as expenses of the Fund as accrued. Distribution services fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financial costs. In adopting the Distribution Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Distribution Agreement would benefit the Fund and the shareholders.

The Fund and/or the Distributor also provides that the Distributor may enter into related servicing agreements appointing various firms, such as broker-dealers or banks, to provide all or any portion of the foregoing services for their customers or clients through the Fund. The Fund and/or the Distributor may enter into servicing agreements with banks and others, including the Adviser or its affiliates, to provide such services, except for certain underwriting or distribution services which banks may be prohibited from providing under the Glass-Steagall Act for their clients that desire to purchase any of the Fund's shares. If the Glass-Steagall Act should prevent banks from acting in any capacity or providing any of the described services, the Directors of the Fund will consider what action, if any, is appropriate to provide efficient servicing for Fund shareholders. It is not anticipated that the termination of any bank relationship would result in a financial loss to shareholders or affect the Fund's net asset value.

The administrative and accounting services provided by banks and other qualified financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmation of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund.

INVESTMENT ADVISER
        Needham Investment Management L.L.C.
        445 Park Avenue
        Newy York, N.Y. 10022


DISTRIBUTOR
        Needham & Company, Inc.
        445 Park Avenue
        New York, N.Y. 10022
        (212) 371-8300


ADMINISTRATOR, SHAREHOLDER SERVICING AGENT and TRANSFER AGENT
        PFPC Inc.
        400 Bellvue Parkway
        Wilmington, DE 19809
        (800) 331-3186


CUSTODIAN
        PNC Bank, N.A.
        Broad & Chestnut Streets
        P.O. Box 7648
        Philadelphia, PA 19101
        (215) 585-5000


DIRECTORS
        George A. Needham
        Raj Rajaratnam
        George D. Gould
        James P. Poitras
        F. Randall Smith


EXECUTIVE OFFICERS
        Raj Rajaratnam, President
        Howard S. Schachter, Executive Vice President


COUNSEL
        Fulbright & Jaworski L.L.P.
        666 Fifth Avenue
        New York, N.Y. 10103


INDEPENDENT AUDITORS
        Ernst & Young LLP
        787 Seventh Avenue
        New York, N.Y. 10019


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given, or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.




              [LOGO]




        NEEDHAM GROWTH FUND





              ADVISER
NEEDHAM INVESTMENT MANAGEMENT L.L.C.
           445 PARK AVENUE
       NEW YORK, NEW YORK 10022




For more information call the Fund's
Administrator at 1-800-331-3186.

                                                   1933 Act File Number 33-98310
                                                   1940 Act File Number 811-9114



                       STATEMENT OF ADDITIONAL INFORMATION



                               NEEDHAM GROWTH FUND
                                 445 Park Avenue
                            New York, New York 10022


                     A Portfolio of The Needham Funds, Inc.

                               December 26, 1995

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for Needham Growth Fund ("the Fund"), dated December 26, 1995 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund (the "Shares") should be made without first reading the Prospectus. A copy of the Prospectus for the Fund may be obtained at no charge by writing the Fund's administrator, PFPC Inc. (the "Administrator") or by calling the Administrator at 1-800-331-3186.

                                TABLE OF CONTENTS

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . .     1

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . .     1

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . .    10

INVESTMENT ADVISORY SERVICES  . . . . . . . . . . . . . .    12

THE DISTRIBUTOR AND DISTRIBUTION OF THE SHARES  . . . . .    14

TRANSFER AGENCY, ADMINISTRATION SERVICES AND FUND
ACCOUNTING  . . . . . . . . . . . . . . . . . . . . . . .    15

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . .    15

DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . .    17

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . .    19

TAX-SHELTERED RETIREMENT PLANS  . . . . . . . . . . . . .    20

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .    20
         Taxation of the Fund -- In General . . . . . . .    20
         Taxation of the Fund's Investments . . . . . . .    21
         Taxation of the Shareholders . . . . . . . . . .    22

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . .    25

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . .    26
         Custodian  . . . . . . . . . . . . . . . . . . .    26
         Independent Auditors . . . . . . . . . . . . . .    26

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . .    27

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . .   A-1

                                        i

                               GENERAL INFORMATION

         The Needham Funds, Inc. is an open-end management investment company organized as a corporation under the laws of the State of Maryland on October 12, 1995, which at present is comprised of one portfolio of securities, Needham Growth Fund (the "Fund"). The Board of Directors has authority to create additional portfolios, each of which may issue separate classes of shares. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") and is offered on a no-load basis.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Fund are discussed in the Prospectus. This portion of the Statement of Additional Information is designed to supplement that discussion.

         Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq System. The balance of the Fund's assets may be held in cash or invested in other securities, including preferred stock, common stock equivalents, options, futures and various corporate debt instruments.

         The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

         LOWER-RATED DEBT SECURITIES

         The Fund may purchase lower-rated debt securities, sometimes referred to as "junk" or "high yield bonds" (those rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). See Appendix A for a description of these ratings.

         The lower ratings of certain securities held by the Fund reflect the greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both may impair the ability of the issuer to make payments of interest and principal. A number of factors, including ability of the issuer to make timely payments, could lessen liquidity and limit the Fund's ability to sell at prices approximating the values the Fund placed on such securities. In the absence of a liquid trading market for securities held by the Fund, it may be difficult to establish the fair market value of these securities. The rating assigned to a security by Moody's or Standard & Poor's does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

         Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

         Issuers of lower-rated securities are often highly leveraged and, consequently, their ability to service their debt during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may be unable to repay debt at maturity by refinancing. The risk of loss due to default is significantly greater because such securities frequently are unsecured and subordinated to senior indebtedness. Certain of the lower-rated securities in which the Fund invests are issued to raise funds in connection with the acquisition of a company. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

         In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

         OTHER DEBT SECURITIES

         Zero-coupon securities are debt securities which are usually issued at a deep discount and do not provide for payment of interest prior to maturity. Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

         When other debt obligations are stripped of their unmatured interest coupons by the holder, the stripped coupons are sometimes sold separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Purchasers of stripped principal obligations acquire, in effect, discount obligations that are economically identical to zero-coupon bonds.

         INVESTING IN CONVERTIBLE SECURITIES.

         The Fund may invest in convertible securities: that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

         Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         INVESTING IN FOREIGN SECURITIES

         Certain of the Fund's investments may be of securities in issuers located in countries having repatriation restrictions. Investment in securities subject to repatriation restrictions of more than seven days will be considered illiquid securities and will be subject to the Fund's overall 15% limitation on investment in illiquid securities.

         Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Further, a Fund investing in foreign securities may encounter greater difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

         Because foreign securities typically will be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes will also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and the Fund therefore may engage in certain foreign currency hedging strategies. Such hedging strategies may include the purchase and sale of foreign currencies on a spot or forward basis, or the purchase and sale of options or futures contracts with respect to foreign currencies. Such strategies involve certain investment risks and transaction costs to which the Fund might not otherwise be subject. These risks include dependence on the Adviser's ability to predict movements in exchange rates, as well as the difficulty of predicting, and the imperfect movements between, exchange rates and currency hedges.

         Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial state of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors. There are substantial risks involved in investing in securities issued by developing country companies which are in addition to the usual risks inherent in foreign investments. Some countries in which the Fund may invest may have fixed or managed currencies. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

         With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of the U.S. There is generally less government supervision and regulation for exchanges, financial institutions and issuers in foreign countries than there is in the U.S. Moreover, certain foreign investments may be subject to foreign withholding taxes. Foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could also result either in losses to the Fund due to subsequent declines in value of the Fund security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         FOREIGN CURRENCY TRANSACTIONS

         Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund may use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or by entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "-- Forward Foreign Currency Exchange Contracts" and "-- Futures and Options Transactions."

         It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Fund may enter into forward contracts as a hedge against future fluctuations in foreign exchange rates. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a fixed amount of U.S. dollars or foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. Unlike foreign currency futures contracts, which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         The Fund may enter into forward contracts under various circumstances. For example, the Fund may enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price of the security in U.S. dollars or some other foreign currency which the Fund is holding. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars or other currency for the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against any adverse movements in exchange rates between the time the security is purchased or sold and the date on which payment is made or received. The Fund may also purchase a forward contract to hedge against an anticipated rise in a currency versus the U.S. dollar or other currency, pending investment in a security denominated in that currency.

         The Fund may enter into a forward contract to sell or purchase, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged or purchased are denominated approximating the value of some or all of the portfolio securities to be hedged or purchased. This method of hedging, called cross-hedging, will be used when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem. The Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written.

         In certain of the above circumstances the Fund may have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         The Fund's Custodian will place cash or liquid equity or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trade obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

         FUTURES AND OPTIONS TRANSACTIONS

         The use of financial futures contracts and options on such futures contracts may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

         The use of financial futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities which are being hedged. Third, the effective use of options and futures contracts also depends on the Fund's ability to terminate options and futures positions as desired. There can be no assurance there will be a sufficiently liquid market for the Fund to effect closing transactions at any particular time or at an acceptable price. If the Fund cannot close a futures position, or if limitations imposed by an exchange or board of trade on which futures contracts are traded prevent the Fund from closing out a contract, the Fund may incur a loss or may be forced to make or take delivery of the underlying securities or currencies at a disadvantageous time.

         In addition, the purchase or sale of futures contracts or sale of options on futures contracts involve the risk that the Fund could lose more than the original margin deposit required to initiate the transaction. The purchase of options on futures contracts involves less potential risk than the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the options plus transaction costs. Although the maximum amount at risk when the Fund purchases an option on a security, currency, index or futures contract is the premium paid for the option plus transaction costs, there may be circumstances when the purchase of an option would result in a loss to the Fund, whereas the purchase of the underlying security, currency or futures contract would not, such as when there is no movement in the level of the underlying security, currency or futures contract. The value of an options or futures position relating to a non-U.S. currency may vary with changes in the value of either the currency involved or the U.S. dollar or both and has no relationship to the investment merits of individual non-U.S. securities held in a hedged investment portfolio.

         The Fund may write covered call options on its underlying portfolio securities, whether equity or debt, on stock or bond indexes and on currencies in which the Fund invests. Covered call writing may be used for hedging purposes and for closing long call positions and for achieving incremental income. A call option will be considered covered if the Fund (a) owns the security or currency underlying the written option, (b) holds a call option on the underlying security, currency or index with a similar exercise price or (c) maintains sufficient cash, cash equivalents or liquid high grade securities sufficient to cover the exercise price of the option.

         The Fund may also write covered put options. This technique will be used when the Fund seeks to purchase a security, or group of securities in the case of an index option, at a price equal to or less than the prevailing market price at the time of the put sale. The Fund may also sell covered puts for achieving incremental income. A put will be considered covered if a Fund (a) maintains cash, cash equivalents or liquid, high grade debt obligations sufficient to cover the exercise price of the option, (b) holds a put option on the underlying security with an exercise price equal to or greater than the exercise price of the written put or (c) where the exercise price of the purchased put is lower than that of the written put, the Fund maintains sufficient cash, cash equivalents or liquid high grade debt obligations equal to the difference. Puts may also be written in order to close long put positions.

         In order to fix the cost of future purchases, the Fund may purchase calls on equity and debt securities that the Adviser intends to include in the Fund's portfolio. Calls may also be used to participate in an anticipated price increase of a security without taking on the full risk associated with actually purchasing the underlying security. The Fund may purchase puts to hedge against a decline in the market value of portfolio securities.

         REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of the Fund's net assets would then be invested in such repurchase agreements and other illiquid securities.

         The Fund may enter into reverse repurchase agreements in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the Fund will be able to keep the interest income associated with those portfolio securities while the securities reside with the other party to the agreement. Such transactions are advantageous if the interest cost to the fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash raised through the transaction.

         Reverse repurchase agreements involve the risk that the market value of the Securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the other party under reverse repurchase agreement becomes bankrupt or insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         SECURITIES LENDING

         The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed such percentage of the total assets of the Fund as the Directors may establish. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Fund enters into a loan, the Adviser considers the relevant facts including the creditworthiness of the borrower. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         INDEXED SECURITIES

         The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities largely depends on the performance of the security, currency, commodity or other instrument to which they are indexed, as well as general economic factors in the U.S. or abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument itself.

         ADDITIONAL RISKS ASSOCIATED WITH HEDGING INSTRUMENTS

         The Fund's ability to hedge effectively all or a portion of its securities depends upon the ability of the Adviser to predict correctly the degree to which price movements of securities held in the Fund's portfolio correlate to the price movements of the relevant hedging instruments. In addition, the effectiveness of any hedging strategy using index options, index futures, interest rate options or interest rate futures depends upon the correlation between the components of the underlying index and the securities held by the Fund.

                            INVESTMENT RESTRICTIONS

         As matters of fundamental policy, the Fund may not:

         1. Make investments for the purpose of exercising control or management;

         2. Purchase or sell real estate or real estate mortgage loans (provided that such restriction shall not apply to securities secured by real estate or an interest therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Fund may deal in forward foreign exchange between currencies and the Fund may purchase and sell interest rate and currency options, futures contracts and related options and indexed notes and commercial paper), or interests or leases in oil, gas or other mineral exploration or development programs (provided that such restriction shall not apply to securities issued by companies which invest in oil, gas or other mineral exploration or development programs);

         3. Except as described in the Prospectus, purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin);

         4. Borrow amounts and pledge assets in connection therewith in excess of 25% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure, including to meet redemptions or to settle securities transactions and provided further that no additional investments shall be made while borrowings exceed 5% of total assets;

         5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, short sales, or entering into permissible reverse repurchase agreements, and options and futures transactions;

         6. Underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         7. Make loans of its securities exceeding 20% of its total assets; and

         8. invest 25% or more of its net assets in one or more issuers conducting their principal business in the same industry.

         The foregoing restrictions are fundamental policies which may only be changed by vote of a majority of the Fund's outstanding shares. The term "majority of the Fund's outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         As matters of non-fundamental policy, the Fund may not:

         1. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any one such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or
(iii) 10% of the Fund's total assets, taken at market value, would be invested in such companies' securities. Any purchase by the Fund of securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, shall be made in the open market where no commission results other than customary brokerage commissions;

         2. Purchase or retain a security of any issuer if any of the officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, and all such persons taken together own more than 5% of the securities of such issuer;

         3. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer.
This restriction shall not apply to U.S. Government securities;

         4. With respect to 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of any issuer;

         5. Invest more than 15% of the value of its total assets, in the aggregate, in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operations;

         6. Invest in oil, gas or mineral exploration or development programs or leases;

         7. Purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships not traded on a national securities exchange, except that the Fund may purchase or sell securities issued by entities engaged in the real estate industry or instruments backed by real estate; and

         8. Invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Fund's net assets, provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

         These restrictions are not fundamental policies and may be changed by the Board of Directors without a shareholder vote, to the extent permitted by applicable law including rules of the Commission. Except as otherwise may be specifically stated herein, the Fund's other investment policies stated in this Statement of Additional Information and in the Prospectus are not considered fundamental and may be changed by the Board of Directors at any time without a shareholder vote if and to the extent any such changes are consistent with the requirements of the 1940 Act.

         If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions. The Fund shall, however, reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

         In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments with respect to the Fund more restrictive than the investment policies listed above and in the Prospectus. Should the Fund determine that any commitment made to permit the sale of the Fund's shares in any state is no longer in the best interests of the Fund, it may revoke the commitment by terminating sales of the Fund's shares in the state involved.

                          INVESTMENT ADVISORY SERVICES

         The investment adviser of the Fund is Needham Investment Management L.L.C. (the "Adviser"), a Delaware limited liability company, pursuant to an Investment Advisory Agreement with the Fund dated as of January 1, 1996 (the "Advisory Agreement"). The Adviser furnishes an investment program for the Fund and determines, subject to the overall supervision and review of the Board of Directors, what investments should be purchased, sold and held.

         Under the terms of the Advisory Agreement, and at the direction of the Board of directors, the Adviser maintains records and furnishes or causes to be furnished all required reports or other information concerning the Fund to the extent such records, reports and other information are not maintained by the Administrator, Shareholder Servicing Agent, Custodian or other agents.

         The Adviser provides the Fund with office space, facilities and certain business equipment and provides the services of consultants, executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates all executive and clerical personnel and Directors of the Fund if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

         The expenses borne by the Fund include: the charges and expenses of the shareholder servicing and dividend disbursing agent; custodian fees and expenses; legal, auditors' and auditors' fees and expenses; brokerage commissions for portfolio transactions; taxes, if any; the advisory fee; extraordinary expenses (as determined by the Directors of the Fund); expenses of shareholder and Director meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders; expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders; expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters); expenses relating to the Plan of Distribution (Rule 12b-1 Plan); fees of Directors who are not "interested persons" of the Adviser; membership dues of the Investment Company Institute; fidelity bond and errors and omissions insurance premiums; the cost of maintaining the books and records of the Fund; and any other charges and fees not specifically enumerated as an obligation of the Distributor (as hereinafter defined) or Adviser.

         The Advisory Agreement provides that the fee payable to the Adviser will be reduced to the extent expenses of the Fund exceed certain limits as specified in the Prospectus and those expenses are in excess of certain expense limitations required by state regulation, and further that the Adviser will make any other necessary arrangements to limit expenses in accordance with applicable expense limitations unless the Fund has obtained an appropriate waiver of such expense limitations or expense items from a particular state authority. Under the Advisory Agreement, the maximum annual expenses which the Fund may be required to bear, inclusive of the advisory fee but exclusive of interest, taxes, brokerage fees, Rule 12b-1 Plan distribution payments and extraordinary items, may not exceed the lowest expense limitation imposed by any state in which the Fund is registered or the specified Prospectus expense limit, whichever is lower. The amount of the advisory fee to be paid to the Adviser each month will be reduced by the amount, if any, by which the annualized expenses of the Fund for that month exceed the foregoing limitations. At the end of the fiscal year, if the aggregate annual expenses of a Fund exceed the amount permissible under the foregoing limitations, then the Adviser will be required promptly to return to such Fund monthly advisory fees previously received during such fiscal year equal to the total amount by which expenses exceed the amount of the limitations, and, if necessary, make any other arrangements necessary to maintain the Fund's expenses within such limitations. If aggregate annual expenses are within the limitations, however, any excess amount previously withheld will be paid by the Adviser.

         The Advisory Agreement has been approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, and by the initial shareholder on December 21, 1995. The Advisory Agreement provides that it shall have an initial two year term and shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act or (ii) by a vote of a majority of the Directors of the Fund including a vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the Act.

         Raj Rajaratnam is President of the Adviser as well as President of the Fund; Howard S. Schachter is Executive Vice President of the Adviser as well as Executive Vice President of the Fund.

                 THE DISTRIBUTOR AND DISTRIBUTION OF THE SHARES

         Shares of the Fund are offered on a continuous basis and are currently distributed through Needham & Company, Inc. 445 Park Avenue, New York, New York 10022 (the "Distributor"). The Board of Directors of the Fund has approved a Distribution and Services Agreement (the "Distribution Agreement") appointing the Distributor as a distributor of shares of the Fund.

      The Distribution Agreement provides that the Distributor will bear the cost and expense of printing and distributing any materials not prepared by the Fund and other materials used by the Distributor in connection with its offering shares of the Fund. The Fund will pay all fees and expenses in connection with registering and qualifying its shares under federal and state securities laws.

         To compensate the Distributor for the services which it provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Fees paid by the Fund under the Plan will be used for promotional and distribution expenses incurred only during the applicable year. Pursuant to the Plan, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board of Directors reviews such reports on a quarterly basis.

         The Plan has been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, on December 21, 1995. The Plan continues in effect as to the Fund, provided such continuance is approved annually by a vote of the Directors in accordance with the Act. Information with respect to distribution revenues and expenses will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Plan. In the review of the Plan, the Directors will be asked to take into consideration expenses incurred in connection with the distribution of shares. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days' written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place.

                    TRANSFER AGENCY, ADMINISTRATION SERVICES
                               AND FUND ACCOUNTING

         PFPC Inc. has been retained by the Fund to perform shareholder servicing, registrar and transfer agent functions for the Fund pursuant to an agreement with the Fund. PFPC Inc. has also been retained pursuant to a separate agreement to perform certain Fund and shareholder accounting and administrative functions.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the U.S., these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the U.S. In the case of securities traded on the over-the-counter markets, there are generally no stated commissions, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. The Fund may invest in obligations which are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

         In purchasing and selling the Fund's portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the

Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Fund. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates.

         The Board of Directors periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

         Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         While it is the policy of the Fund generally not to engage in trading for short-term gains, the Fund will effect portfolio transactions without regard to the holding period (subject to compliance with certain tax requirements for qualification as a regulated investment company) if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Fund anticipates that its annual portfolio turnover rate may in some years exceed 200%. The Fund may pay a greater amount in brokerage commissions than similar size funds with a lower turnover rate. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level and carried forward for up to eight years to the extent there are no gains to offset for a particular year. See "Taxes" both in the Prospectus and in this Statement of Additional Information. The portfolio turnover rate of the Fund may vary significantly from year to year.

                             DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their addresses, ages, positions with the Fund and principal occupations during the past five years are set forth below.

                                                    Position with Registrant and
 Name and Address                           Age     Occupation(s) During Past 5 Years
 ----------------                           ---     ---------------------------------
 GEORGE A. NEEDHAM*                         52      Chairman and Director of the Fund; Chairman of the
 445 Park Avenue                                    Board and Chief Executive Officer of Needham & Company
 New York, NY 10022                                 Inc. since 1985.


 RAJ RAJARATNAM*                            38      President and Director of the Fund; President of the Adviser;
 445 Park Avenue                                    President and Chief Operating Officer of Needham &
 New York, NY 10022                                 Company, Inc. since 1989.

 GEORGE GOULD                               68      Director of the Fund; Vice Chairman of Klingenstein, Fields & Co., L.P.
                                                    (a registered investment adviser) since 1989; Director
                                                    of Illinois Central Corp. and Federal Home Loan Moartgage
                                                    Corp. (Freddie Mac); Trustee of DBL Liquidating Trust.

 JAMES POITRAS                              53      Director of the Fund; Chairman, President and Chief Executive
                                                    Officer of Integrated Silicon Systems (a computer
                                                    software company) since 1985.

 F. RANDALL SMITH                           57      Director of the Fund; Co-Founder and Managing Partner of Train, Smith
                                                    Counsel (a registered investment adviser) since 1975.

------------------------
* An "interested person" as defined in the 1940 Act.

 HOWARD S. SCHACHTER                         51     Executive Vice President of the Fund; Executive Vice
 445 Park Avenue                                    President of the Adviser; Managing Director of Needham
 New York, New York 10022                           & Company, Inc. since October 1992; Executive Vice
                                                    President, Cramer & Co., from October 1991 to October
                                                    1992; Principal, Sanford C. Bernstein & Co., from March
                                                    1989 to October 1991.

 ROGER C. COTTA                              57     Treasurer of the Fund; Managing Director of Needham &
                                                    Company, Inc. since 1992; prior to 1992, a General
                                                    Partner at David J. Greene & Company (a registered
                                                    investment adviser).

 WILLIAM H. BOHNETT                          47     Secretary of the Fund; Partner of Fulbright & Jaworski L.L.P
                                                    (law firm), counsel to the Fund since February  1991; Partner of Gaston & Snow from 1983 to January 1991.


        The fees for non-interested directors, $5,500 per year and $ 500 for each meeting attended in person or by telephone, are paid by the Fund. The Board of Directors has established an audit committee, comprised of the Fund's non-interested directors, which will review the audits of the Fund and recommend firms to serve as independent auditors of the Fund. As of the date of this Statement of Additional Information, all of the Fund's outstanding shares were owned by Needham & Company, Inc. and George A. Needham.

         For the fiscal year ending December 31, 1996, the Fund estimates it will pay the following in directors' compensation:

                               COMPENSATION TABLE
            (estimates for the fiscal year ending December 31, 1996)

                          Aggregate           Pension or Retirement     Estimated         Total Compensation
                          Compensation        Benefits Accrued as       Annual Benefits   from Registrant &
 Name of Director         from Registrant     Part of Fund Expenses     upon Retirement   Fund Complex
 ----------------         ---------------     ---------------------     ---------------   ------------------
 George A. Needham        $   0                  $0                        $0                $    0
 Raj Rajaratnam               0                   0                         0                     0
 George Gould             7,500                   0                         0                 7,500
 James Poitras            7,500                   0                         0                 7,500
 F. Randall Smith         7,500                   0                         0                 7,500

         Directors and employees of the Fund and the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Fund's Code of Ethics, which was approved by the Boards of Directors of the Fund and the Adviser.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received before the close of trading on the Exchange on that day. Shares of the Fund are sold at the public offering price which is determined once each day the Fund is open for business and is the net asset value per share.

         Portfolio securities positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. Foreign market closing prices are translated into U.S. dollar values at the mean of the bid and asked prices for the particular foreign currency as quoted on the valuation date. The value of a financial futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the financial futures contract. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market.

         Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; short-term investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors. The assets of the Fund may also be valued on the basis of valuations provided by a pricing service approved by the Board of Directors.

         Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by the Directors.

                         TAX-SHELTERED RETIREMENT PLANS

         The Fund offers certain tax-sheltered retirement plans through which shares may be purchased, including IRAs (and "rollovers" from existing retirement plans) for individuals and their spouses and SEP-IRAs. Shares of the Fund may also be purchased by Qualified Retirement Plans such as profit-sharing and money purchase plans, 401(k) Plans and other Defined Contribution Plans, and by Defined Benefit Plans. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Fund is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

                                     TAXES

TAXATION OF THE FUND -- IN GENERAL

         The Fund is a separate entity for federal income tax purposes and the Fund intends to has qualify and elect to be treated for each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify and elect to be treated as a regulated investment company so long as to do so is in the best interests of its shareholders. To so qualify, the Fund, among other things, must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"):
(i) stock or securities; (ii) options, futures or forward contracts (other than on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, future or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c)(i) have at least 50% of the market value of the Fund's assets represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not have more than 25% of the value of its assets invested in the securities of any one issuer (other than government securities).

         In addition, the Fund must satisfy the distribution requirements of the Code, including the requirement that it distribute at least 90% of its investment company taxable income annually. By qualifying (and electing to be treated) as a regulated investment company, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of that Fund's current or accumulated earnings or profits.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (i) at least 98% of its ordinary income realized during such calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and
(iii) any income or gain from the prior year that was neither distributed to shareholders nor taxed to the Fund for such year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

         As long as the Fund qualifies as a regulated investment company for U.S. federal income tax purposes and distributes all of its investment company taxable income and net capital gain, it will not be subject to any corporate income or excise taxes in the State of Maryland.

TAXATION OF THE FUND'S INVESTMENTS

         Ordinarily, gains and losses realized from portfolio transactions are treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds is treated as ordinary income under Section 1276 of the Code. Generally, a market discount bond is defined as any bond bought by the Fund after its original issuance, at a price below its face or accredited value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" is treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in applicable Treasury regulations.

         Under Section 1256 of the Code, any gain or loss the Fund realizes from certain futures or forward contracts and options transactions is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss arises upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

         Offsetting positions held by the Fund involving certain financial forward, futures or options contracts (including certain foreign currency forward contracts or options) may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains.

         In order to qualify as a regulated investment company, the Fund must derive less than 30% of its annual gross income as gain from the sale or other disposition of securities or other investments held less than three months and will limit its activities in options, futures contracts, options on futures, forward contracts and transactions subject to Section 988 of the Code to the extent necessary to comply with this requirement.

         If the Fund invests in any non-U.S. corporation that either satisfies
(i) the "passive income test" (e.g., receives at least 75% of its annual gross income from passive sources, such as sources that produce interest, dividend, rental, royalty or capital gain income) or (ii) the "passive asset test" (e.g., at least 50% of its assets consist of assets which produce passive income) ("passive foreign investment company" or "PFIC") and that does not distribute its income on a regular basis, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such company or gain from the sale of stock in such company, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. If the Fund were to invest in the stock of a passive foreign investment company and elect to treat such company as a "qualified electing fund" under the Code (and the company agreed to adhere to certain information reporting requirements), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above even if the Fund received no money to distribute. To satisfy those distribution requirements, the Fund would have to use cash from other sources, including proceeds from the disposition of its assets. Finally, under certain proposed Treasury regulations, the Fund may be able to employ a mark-to-market approach in dealing with shares of PFICs and thereby avoid the application of the excess distribution rules in the case of PFICs as to which a qualified electing fund election is not available. However, the gain realized under such approach would impact upon the amount of distributions required by the Fund so as to avoid the imposition of the 4% excise tax (even though no cash would be available from such mark-to-market transaction with which to make any such distribution). Accordingly, the Fund will limit its investments in such passive foreign investment companies and will undertake appropriate actions to limit its tax liability, if any, with respect to such investments.

TAXATION OF THE SHAREHOLDERS

         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase is treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

         Distributions of net investment income and capital gain net income are taxable as described above whether received in cash or reinvested in additional shares. A shareholder's tax basis in each share received from the Fund is equal to the fair market value of such share on the payment date.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's tax basis, such distribution nevertheless is taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution receive a return of investment upon such distribution which is nevertheless taxable to them.

         Upon a redemption of Fund shares, a shareholder ordinarily recognizes a taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets and is long-term or short-term depending upon whether the shareholder's holding period exceeds one year. A sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales load pursuant to the 30-day reinvestment privilege. Such load results in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, any loss realized upon a taxable disposition of shares within six months from the date of their purchase is treated as a long-term capital loss to the extent of long-term capital gain distributions received from the Fund during such six-month period. Finally, all or a portion of any loss realized upon a taxable disposition of Fund shares may be disallowed if other shares of the same Fund are purchased (including a purchase by automatic reinvestment) within 30 days before or after such disposition. In such a case, the tax basis of the shares acquired is adjusted to reflect the disallowed loss.

         Income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Code. Investors would then include in gross income both dividends paid to the shareholders and the foreign taxes paid by the Fund on its foreign investments. The Fund cannot assure investors that they will be eligible for the foreign tax credit. The Fund will advise the shareholders annually of their share of any creditable foreign taxes paid by the Fund.

         Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a "Foreign Shareholder") depends, in part, on whether the Foreign Shareholder's income from the

Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the Foreign Shareholder is a non-resident alien and the income from the Fund is not effectively connected with a U.S. trade or business carried on by the Foreign Shareholder, Fund distributions other than net capital gains distributions and distributions not out of earnings and profits are subject to a 30% (or lower treaty rate) U.S. withholding tax. Furthermore, such Foreign Shareholders are subject to an increased U.S. tax on their income if the Fund elects (as described above) to "pass through" amounts of foreign taxes paid by the Fund due to the fact that such Foreign Shareholders are not able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Net capital gain distributions to, and capital gains realized by, such a Foreign Shareholder upon the sale of shares or receipt of distributions which are in excess of its tax basis and not made from earnings and profits are not subject to U.S. tax unless the Foreign Shareholder is an individual and is present in the U.S. for 183 days or more during the taxable year in which the gain was realized. Foreign Shareholders may also be subject to 31% backup withholding unless appropriate certification is provided.

         If a shareholder is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the shareholder, then Fund distributions and any gains realized with respect to the shares are subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as appropriate.

         The value of shares held by an individual Foreign Shareholder, even though he is a nonresident at his death, is includible in his gross estate for U.S. federal estate tax purposes.

         The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described above. Such shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign Shareholders are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to them of an investment in the Fund.

         The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences to them of investment in the Fund. Foreign investors should also consult their tax advisers with respect to the applicability of a 30% withholding tax (which may be reduced or eliminated under certain income tax treaties) upon Fund distributions of ordinary income.

                             PERFORMANCE INFORMATION

         The Fund may advertise its performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

Where:   P       =    a hypothetical initial payment of $1,000
         T       =    average annual total return
         n       =    number of years
         ERV     =    ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1, 5 or 10 year periods at the end of the year or period.

         The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

         The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               100 [(B-A)/A] = ATR

Where:   A       =    initial investment
         B       =    value at end of specified period
         ATR     =    aggregate total return.

         The calculation assumes all distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

                             ADDITIONAL INFORMATION

CUSTODIAN

         PNC Bank, National Association is the custodian of the Fund's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Fund, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by, its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

INDEPENDENT AUDITORS

         Ernst & Young LLP serves as the Fund's independent auditors.

                              FINANCIAL STATEMENTS

                             THE NEEDHAM FUNDS, INC.
         The statement of assets and liabilities and the auditors' report to the Directors and initial shareholder of the Fund dated December 18, 1995 are hereby incorporated by reference into this Statement of Additional Information.

                              FINANCIAL STATEMENTS

                             THE NEEDHAM FUNDS, INC.


                       Statement of Assets and Liabilities

                               December 18, 1995

                                                                                  Needham
                                                                                Growth Fund
                                                                                -----------
Assets:
      Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $100,000
      Deferred organization expenses (Note 1)  . . . . . . . . . . . . . .        130,500
                                                                                 --------
         Total Assets  . . . . . . . . . . . . . . . . . . . . . . . . . .       $230,500
                                                                                 ========

Liabilities:
      Organization expenses payable (Note 1) . . . . . . . . . . . . . . .       $130,500
                                                                                 --------
                                                                                 $130,500
                                                                                 ========

Net Assets:
      Common Stock, $0.001 par value, 1,000,000,000 shares authorized;
      10,000 shares issued and outstanding . . . . . . . . . . . . . . . .             10
      Capital surplus  . . . . . . . . . . . . . . . . . . . . . . . . . .         99,990
                                                                                 --------
      Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $100,000
                                                                                 ========

      Net Asset value per share  . . . . . . . . . . . . . . . . . . . . .         $10.00
                                                                                 ========


NOTE 1

         The Needham Funds, Inc. was incorporated in the State of Maryland on October 12, 1995 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Needham Funds, Inc. may offer one or more portfolios of its shares; at present only shares of Needham Growth Fund (the "Fund") are being offered. Costs incurred and to be incurred in connection with the organization of The Needham Funds, Inc. and the Fund will be paid or advanced by Needham & Company, Inc. (the "Distributor") and reimbursed by the Fund. Organizational and initial registration costs will be deferred and amortized on a straight line basis over five years from the commencement of the Fund's operations. These expenses will be advanced by the Distributor and will be a payable to the Distributor and are to be reimbursed by the Fund over a period of not more than 5 years. If any of the 10,000 initial shares (the "Initial Shares") of the Fund are redeemed by a holder thereof during the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized organizational expenses in the same ratio as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of redemption.

NOTE 2

         The Fund intends to enter into an Investment Advisory Agreement with Needham Investment Management L.L.C. (the "Adviser") for day-to-day portfolio management services to be provided by the Adviser to the Fund. The Investment Advisory Agreement provides for the Adviser to receive a fee computed weekly and payable monthly at an annual rate of 1.25%, such fee being based upon the Fund's average daily net assets. The Investment Advisory Agreement will initially be effective for a two-year period and thereafter will be approved on an annual basis.

         PFPC Inc. (the "Administrator") will provide administrative, accounting, transfer agency and shareholder services to the Fund. Under the Administration and Accounting Services Agreement, the Administrator will receive a fee payable monthly at an annual rate of 0.10% of the Fund's net assets on the first $200 million of average daily net assets of the Fund, subject to a minimum annual fee of $100,000. Under the Transfer Agency Services Agreement, PFPC Inc. will receive a minimum monthly fee of $3,000.


        The Fund has also entered into a Distribution and Services Agreement with the Distributor, an affiliate of the Adviser, under which the Fund may pay a distribution services fee to the Distributor or others at an annual rate of up to 0.25% of the aggregate average daily net assets of the Fund.

                         REPORT OF INDEPENDENT AUDITORS

Shareholder and Board of Directors
Needham Growth Fund

We have audited the accompanying statement of assets and liabilities of Needham Growth Fund, a portfolio of The Needham Funds, Inc., as of December 18, 1995. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Needham Growth Fund at December 18, 1995 in conformity with generally accepted accounting principles.

                                             By: /s/ Ernst & Young LLP
                                                 ---------------------
                                                 ERNST & YOUNG LLP

New York, New York
December 19, 1995

                                    APPENDIX

CORPORATE BOND RATINGS

         Moody's Investors Service, Inc. Corporate Bond Ratings:

         Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Corporate Bond Ratings:

         AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

         CCC -- Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC -- Bonds rated CC are typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC bond rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- bond rating.

         The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Standard & Poor's modifies ratings AA to CCC by the addition of a plus or minus to show relative standing within the major rating categories.

         Fitch Corporate Bond Ratings

         AAA -- Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

         AA -- Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities and more subject to possible change over the term of the issue.

         A -- Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

         BBB -- Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds and notes with higher ratings.

         BB -- Bonds and notes rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B -- Bonds and notes rated B are considered highly speculative. While bonds and notes in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC -- Bonds and notes rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC -- Bonds and notes rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C -- Bonds and notes rated C are in imminent default in payment of interest or principal.

         DDD, DD and D -- Bonds and notes rated DDD, DD and D are in default on interest and/or principal payments. Such bonds and notes are extremely speculative and should be valued on the basis of their ultimately recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds and notes, and "D" represents the lowest potential for recovery.

         Note: Fitch ratings (other than the AAA, DDD, DD or D categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

COMMERCIAL PAPER RATINGS

         Standard & Poor's Commercial Paper Ratings:

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

         Moody's Investors Service, Inc. Commercial Paper Ratings:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Fitch-1, Fitch-2, Duff 1 and Duff 2 Commercial Paper Ratings:

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment; excellent liquidity factors supported by strong fundamental protection factors; and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors and good access to capital markets.

PREFERRED STOCK RATINGS

         Moody's Investors Service, Inc. Preferred Stock Ratings:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating classification does not purport to indicate the future status of payment.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Standard & Poor's Preferred Stock Ratings:

         AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         BB, B, CCC -- Preferred stocks rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.